LONG-TERM INVESTING IN A SHORT-TERM WORLD(SM)

                                                            SEMIANNUAL REPORT TO

                                                     SHAREHOLDERS FOR THE PERIOD

                                                            ENDED MARCH 31, 1998



[LOGO]

Seeking growth of capital through

diversification of investment securities

having potential for capital appreciation


KEMPER GROWTH FUND



                                         "...The market's October correction

                                             provided us with a great chance to

                                             buy a lot of solid growth companies

                                             after they were beaten down..."



                                                          [KEMPER FUNDS LOGO]

CONTENTS
3
ECONOMIC OVERVIEW
5
PERFORMANCE UPDATE
7
SHAREHOLDERS' MEETING
8
INDUSTRY SECTORS
9
LARGEST HOLDINGS
10
PORTFOLIO OF INVESTMENTS
13
FINANCIAL STATEMENTS
15
NOTES TO FINANCIAL STATEMENTS
19
FINANCIAL HIGHLIGHTS


AT A GLANCE
--------------------------------------------------------------------------------
KEMPER GROWTH FUND
TOTAL RETURNS
--------------------------------------------------------------------------------
FOR THE SIX-MONTH PERIOD ENDED MARCH 31, 1998
(UNADJUSTED FOR ANY SALES CHARGE)

                                  [BAR GRAPH]
--------------------------------------------------------------------------------

CLASS A                                    14.34%
CLASS B                                    13.77%
CLASS C                                    13.91%
LIPPER GROWTH FUNDS CATEGORY AVERAGE*      11.55%




Returns and rankings are historical and do not represent future performance. Returns and net asset value fluctuate. Shares are redeemable at current net asset value, which may be more or less than original cost.

* Lipper Analytical Services, Inc. returns and rankings are based upon changes in net asset value with all dividends reinvested and do not include the effect of sales charges and, if they had, results may have been less favorable.

--------------------------------------------------------------------------------
NET ASSET VALUE
--------------------------------------------------------------------------------
                                     AS OF     AS OF
                                    3/31/98   9/30/97
--------------------------------------------------------------------------------
KEMPER GROWTH FUND CLASS A          $15.19    $15.47
--------------------------------------------------------------------------------
KEMPER GROWTH FUND CLASS B          $14.38    $14.83
--------------------------------------------------------------------------------
KEMPER GROWTH FUND CLASS C          $14.49    $14.91
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
KEMPER GROWTH FUND LIPPER
RANKINGS*
--------------------------------------------------------------------------------
COMPARED TO ALL OTHER FUNDS IN THE LIPPER GROWTH FUNDS CATEGORY

                    CLASS A                  CLASS B                CLASS C
--------------------------------------------------------------------------------
1-YEAR         #342 of 858 funds        #404 of 858 funds      #389 of 858 funds
--------------------------------------------------------------------------------
5-YEAR         #291 of 328 funds              N/A                     N/A
--------------------------------------------------------------------------------
10-YEAR         #94 of 181 funds              N/A                     N/A
--------------------------------------------------------------------------------
15-YEAR         #70 of 115 funds              N/A                     N/A
--------------------------------------------------------------------------------
20-YEAR         #44 of 101 funds              N/A                     N/A
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
DIVIDEND REVIEW
--------------------------------------------------------------------------------

DURING THE PERIOD, THE FUND MADE THE FOLLOWING PER SHARE DISTRIBUTIONS:

                      CLASS A   CLASS B   CLASS C
--------------------------------------------------------------------------------
Short-Term
Capital Gain          $1.26     $1.26     $1.26
--------------------------------------------------------------------------------
Long-Term
Capital Gain          $0.83     $0.83     $0.83
--------------------------------------------------------------------------------

TERMS TO KNOW

YOUR FUND'S STYLE

--------------------------------------------------------------------------------
MORNINGSTAR EQUITY STYLE BOX
--------------------------------------------------------------------------------

Source: Morningstar, Inc., Chicago, IL (312) 696-6000. (Morningstar Style Box is based on a portfolio date as of March 31, 1998.) The Equity Style Box placement is based on a fund's price-to-earnings and price-to-book ratio relative to the S&P 500, as well as the size of the companies in which it invests, or median market capitalization.

Please note that style boxes do not represent an exact assessment of risk and do not represent future performance. Please consult the prospectus for a description of investment policies.

CORRECTION A reverse movement, usually downward, in the price of a group of stocks or the overall market. Corrections are to be expected over a long term.

GRAY MONDAY The name used to identify Monday, October 27, 1997. On that day the Dow Jones Industrial Average lost 554 points, or seven percent of its total value. Gray Monday is a comparison to Black Monday, October 19, 1987, when the market lost almost 23 percent of its total value.

SECTOR Stocks usually found in related industries. Stocks within a market sector may be similarly affected by financial, economic, business or other developments.

ECONOMIC OVERVIEW

[SILVA'S PHOTO]

  DR. JOHN E. SILVIA IS A MANAGING DIRECTOR OF SCUDDER KEMPER INVESTMENTS, INC. HIS PRIMARY RESPONSIBILITIES INCLUDE ANALYSIS, MODELING AND FORECASTING OF ECONOMIC DEVELOPMENTS AND FEDERAL RESERVE ACTIVITY THAT AFFECT FINANCIAL MARKETS, ESPECIALLY INTEREST RATE TRENDS. THIS EFFORT INCLUDES CLOSE COLLABORATION WITH BOTH INCOME AND EQUITY MUTUAL FUND MANAGERS AND PENSION FUND MANAGERS. HE IS ALSO A MEMBER OF THE INVESTMENT POLICY AND STRATEGY COMMITTEE FOR KEMPER FUNDS.
  SILVIA HOLDS A BACHELOR OF ARTS AND PH.D. IN ECONOMICS FROM NORTHEASTERN UNIVERSITY IN BOSTON AND HAS A MASTER'S DEGREE IN ECONOMICS FROM BROWN UNIVERSITY IN PROVIDENCE, R.I. PRIOR TO HIS CAREER AT SCUDDER KEMPER, HE WAS WITH THE HARRIS BANK AND ALSO TAUGHT AT INDIANA UNIVERSITY.
  SCUDDER KEMPER INVESTMENTS, INC. IS THE INVESTMENT MANAGER FOR KEMPER FUNDS. IT IS ONE OF THE LARGEST AND MOST EXPERIENCED INVESTMENT MANAGEMENT ORGANIZATIONS WORLDWIDE, MANAGING MORE THAN $200 BILLION IN ASSETS GLOBALLY FOR MUTUAL FUND INVESTORS, RETIREMENT AND PENSION PLANS, INSTITUTIONAL AND CORPORATE CLIENTS, INSURANCE COMPANIES AND PRIVATE, FAMILY AND INDIVIDUAL ACCOUNTS. IT IS ONE OF THE 10 LARGEST MUTUAL FUND COMPLEXES IN THE UNITED STATES.

DEAR SHAREHOLDERS,

Stable economic growth, low interest rates and sustained lower inflation have continued to produce a beneficial market environment for investors in the second quarter of 1998. Despite heightened sensitivity to earnings estimates and announcements, the market continued to support financial assets. We can expect this favorable climate to continue--in spite of the sensitivity--at least over the shorter term.
  As always, expectations have been at the heart of the actions and reactions that move the markets. Expectations appear to be high, as demonstrated by a record flow of new cash--$37.5 billion--into mutual funds in March. This record flow surpassed the prior monthly record of $32.7 billion in net mutual fund investing set in January 1996. Two years ago, many experts were concerned that the bull market was close to being on its last legs. Quite remarkably today, investors are still betting on equities. Nearly 75 percent of the new cash flowing into mutual funds in March went into stock funds, according to the Investment Company Institute, a trade organization that monitors the mutual fund industry.
  Unfortunately, high expectations often combine with high anxiety--today's investors are attuned to even the smallest hint of economic change. The result is volatility. Many who believe that our long-running bull market is too good to be true or that stock prices are too high are wondering when the market will reverse.
  While a reversal may not be on the immediate horizon, investors are wise to watch for several signs that change is underway: rising prices, indicating higher inflation; repercussions of the Asian economic crisis on American business, which could appear in the form of reduced earnings; and a continued widening of our trade deficit, a serious imbalance caused by heightened American demand for foreign goods and services.
  On Monday, April 27, expectations were tested by reports that the Federal Reserve Board (Fed) was considering a hike in interest rates. The markets reacted immediately to this news, driving stock prices downward. Ultimately, we do not anticipate that an interest rate hike will materialize in the second quarter; however, the Fed's monetary policy meeting shortly after the release of this overview will provide more information.
  Our positive outlook for this quarter is based primarily on the current resiliency of our marketplace. The United States appears to be firmly planted in the middle of an economic cycle, with no evidence of detrimental pressures that might be associated with the market's phenomenal growth. We are not seeing price increases for goods and services or a downturn in the housing market, both of which we might expect late in an economic cycle.
  Equities have continued to reward investors. The U.S. stock market, as measured by the Standard & Poor's 500, gained nearly 14 percent in the first quarter of 1998 and returned more than 15 percent year-to-date as of April 30. Bonds have also rewarded investors in terms of real return, which is total return less the rate of inflation. The high yield and corporate debt fixed-income markets also have performed well.
  U.S. economic growth, as measured by the gross domestic product (GDP) growth rate, was slightly above 4 percent for the first quarter. Our general expectation for the year is that growth will increase between 2.5 and 3 percent over last year. In other words, the economy will remain strong, but will slow down as the year progresses.
  Consumer spending and corporate fixed investments have fueled the economy's solid growth. Spending on both capital goods and high technology has been strong. Corporate profits have grown between 5 and 10 percent, which appears to be acceptable in an environment of stable interest rates. U.S. employment growth has ranged from 2 to 2.25 percent, continuing to exceed expectations. Consumer confidence has continued to hit near all-time highs. The increase in output prices, an indicator of inflation measured by the Consumer Price Index (CPI), has remained at 1.5 to 2 percent.
  Adding to the good news, all seems to be quiet on the domestic policy front. At the end of February, the U.S. federal budget deficit essentially vanished. Recent efforts to reduce the deficit, combined with higher federal revenues due to the robust economy, have left us with an expected budget surplus of $40 billion to $50 billion for fiscal 1998. To date, our Democratic president and Republican Congress have not agreed on any significant legislation regarding tax credits, spending cuts or health care that could threaten the newfound federal budget surplus.

ECONOMIC OVERVIEW
--------------------------------------------------------------------------------
ECONOMIC GUIDEPOSTS
--------------------------------------------------------------------------------

Economic activity is a key influence on investment performance and shareholder decision-making. Periods of recession or boom, inflation or deflation, credit expansion or credit crunch have a significant impact on mutual fund performance.
  The following are some significant economic guideposts and their investment rationale that may help your investment decision-making. The 10-year Treasury rate and the prime rate are prevailing interest rates. The other data report year-to-year percentage changes.

                                  [BAR GRAPH]



                             NOW (4/30/98)   6 MONTHS AGO    1 YEAR AGO    2 YEARS AGO
10-YEAR TREASURY RATE(1)           5.64          5.88           6.71          6.74
PRIME RATE(2)                      8.5           8.5            8.5           8.25
INFLATION RATE(3)*                 1.38          2.08           2.43          2.9
THE U.S. DOLLAR(4)                 3.92          9.65           6.55          8.51
CAPITAL GOODS ORDERS(5)*          10.89         11.72           8.17          6.82
INDUSTRIAL PRODUCTION(5)*          4.27          5.77           4.72          3.49
EMPLOYMENT GROWTH(6)*              2.59          2.36           2.27          1.78


(1) Falling interest rates in recent years have been a big plus for financial assets.

(2)  The interest rate that commercial lenders charge their best borrowers.

(3) Inflation reduces as investor's real return. In the last five years, inflation has been as high as 6 percent. The low, moderate inflation of the last few years has meant high real returns.

(4) Changes in the exchange value of the dollar impact U.S. exporters and the value of U.S. firms' foreign profits.

(5)  These influence corporate profits and equity performance.

(6)  An influence on family income and retail sales.

 *   Data as of March 31, 1998.

  Can we expect a little more excitement from overseas? A full-scale global recession from last year's Asian economic crisis seems unlikely at this point. The crisis has yet to hurt most U.S. businesses and investors. Quite the contrary. While the mere threat of repercussions from the Asian crisis added to the anxiety mentioned earlier, it has also had the effect of keeping U.S. interest rates and prices in check, making the U.S. economy all the more attractive to investors around the world.
  In the global economy, the U.S. dollar continues to appreciate in value compared to other currencies. In fact, more capital is flowing into U.S. markets as investors generally avoid Asia. Europe has also been benefiting from the crisis. Canada, which is a commodity-producing exporter, has been somewhat negatively affected as commodity prices have fallen.
  Other major developments abroad include the final selection of countries to participate in Europe's single currency next year. Many European countries are adopting more restrictive fiscal policy and reducing inflation in anticipation of the momentous European Economic and Monetary Union (EMU). But after the EMU is established in 1999, tensions may indeed mount as countries work to adapt to the new structure.
  As we approach the turn of the century, one caveat remains: Don't underestimate the potential of the Year 2000 computer code problem. It appears that a significant number of federal government agencies will not meet the criteria necessary to avoid the problem. Many businesses are revealing that billions of dollars are being spent on the situation. Some experts say a global recession is in store. Others adamantly disagree. In any event, we may indeed see a reduction in capital spending toward the end of 1998 and the first half of next year as companies focus on fixing existing computers rather than on purchasing new equipment. We'll keep you posted!
  Thank you for your continued support. We appreciate the opportunity to serve your investment needs.

Sincerely,

/s/ JOHN E. SILVIA

JOHN E. SILVIA
May 8, 1998

PERFORMANCE UPDATE

[REYNOLDS PHOTO]

STEVEN H. REYNOLDS IS A MANAGING DIRECTOR OF SCUDDER KEMPER INVESTMENTS, INC. AND CHIEF INVESTMENT OFFICER FOR EQUITY INVESTMENTS OF KEMPER FUNDS. REYNOLDS IS CURRENTLY MANAGING THE KEMPER GROWTH FUND. REYNOLDS JOINED SCUDDER KEMPER INVESTMENTS IN 1996 WITH NEARLY 30 YEARS OF INVESTMENT MANAGEMENT EXPERIENCE. HE HOLDS A B.A. IN ECONOMICS FROM JOHNS HOPKINS UNIVERSITY AND AN M.B.A. IN FINANCE FROM THE UNIVERSITY OF VIRGINIA.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT, AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME, BASED ON MARKET AND OTHER CONDITIONS.

DESPITE A ROCKY START IN OCTOBER PROMPTED BY TURBULENT ASIAN ECONOMIES, THE
U.S. STOCK MARKET RALLIED TO NEW RECORD HIGHS BY MARCH 31, 1998. THE    FUND
PERFORMED WELL DURING THE MARKET RALLY, AND IN FACT BEAT THE MARKET DURING THE FIRST QUARTER OF 1998. BELOW, PORTFOLIO MANAGER STEVE REYNOLDS DISCUSSES THE MARKET'S PSYCHOLOGY, AND HOW THE FUND POSTED ITS STRONG RESULTS.

Q     STEVE, COULD YOU DESCRIBE THE STOCK MARKET ENVIRONMENT FOR THE SIX-MONTH
PERIOD ENDED MARCH 31?

A     It was really like two different markets: the last quarter of 1997, and the first quarter of 1998. During the last quarter of 1997, fundamental problems in the economies of several Asian countries came to the fore. Investors began to question the ability of these countries to defend their currencies, pay their debts and maintain even modest economic growth. That led investors here to worry that the slowdown in Asia would impact exports of U.S. companies and put earnings under pressure. The result was a steep market sell-off commencing with "Gray Monday" at the end of October, and continuing through the next couple of months. Technology stocks in particular felt the brunt of the uncertainty.
  However, as the weeks passed and investors had a chance to digest the potential earnings impact, the consensus was that the effect of Asia's problems on U.S. companies wouldn't be extreme. The market changed course and, at the end of the year, the market had recovered all it lost in the previous months. The rally continued into the first quarter of 1998, and the market hit a series of all-time highs as the first quarter grew to a close.

Q     HOW DID KEMPER GROWTH FUND PERFORM IN COMPARISON?

A     As the market went, so did the fund, only a little more so. During the last quarter of 1997, the fund declined more than the market, but outperformed the market in the first quarter of 1998. The net result was a 14.34 percent return for the fund (Class A shares unadjusted for any sales charge) in the six-month period, versus 17.21 percent for the S&P 500 Stock Index.

Q     THE FUND LAGGED THE INDEX, ALBEIT BY A SLIM MARGIN. WHAT ACCOUNTED FOR THE
DIFFERENCE?

A     In part, it was the result of our investment philosophy of "growth at the right price," or "GARP." As GARP investors, we look for established, solidly-managed companies with projected growth rates that are greater than the overall market, and we try to buy them as cheaply as possible. Ideally, we seek stocks that are mispriced due to very short-term fundamental problems or negative market psychology. In short, we try to identify stocks of high quality companies that are down for the wrong reasons.
      Once we've identified such opportunities, we're willing to overweight sectors that we believe are particularly attractive.
      The market's October correction provided us with a great chance to buy a lot of solid growth companies after they were beaten down. This was especially true of technology companies, where we really loaded

PERFORMANCE UPDATE

up the portfolio. While this hurt us in the last quarter of 1997 when the stocks continued to get cheaper as we were buying them, the strategy paid off in 1998 when tech firms bounced back.
      However, being a successful GARP investor takes patience, and we believe that the fund will ultimately benefit from these purchases. We began to see that happen in the first quarter of 1998.

Q     HOW DID THIS GARP PHILOSOPHY GUIDE YOUR OTHER DECISIONS?

A     Areas besides tech where we overweighted the fund versus the market were retail, health care -- particularly pharmaceutical companies -- and finance. Retail posted strong gains late last year as the economy continued to provide consumers with more disposable income. In fact, we took profits in early 1998 as the stocks became fairly valued. Large drug companies also rallied, including SmithKline Beecham, Warner-Lambert, United Healthcare (the fund's largest holding as of March 31) and Bristol-Myers Squibb. Financial Services was an area that was one of the better performing sectors of the market in 1997, but it remains attractively valued and has continued to be a strong performer in 1998.

Q     WHERE DO YOU SEE SOLID GARP PLAYS RIGHT NOW?

A     We plan to stay overweighted in technology, but we're shifting our emphasis from software companies, which have become pretty fully valued, to hardware companies -- PC makers like Hewlett Packard and Compaq, for example -- which still haven't recovered from the perception that they are prime candidates to catch the "Asian flu." We believe that problems in Japan and elsewhere will be worked out sooner rather than later, because these countries have got to act quickly if they wish to remain competitive.
      We also intend to maintain our overweighting in financial companies. This is a GARP play where there are some compelling values. In our opinion, the insurance area is particularly attractive, because there will likely be consolidation among those companies as there has been in banking and brokerages over the last two years.
      Two sectors that appear depressed for short term reasons are rails and energy companies. Rail carriers such as Norfolk Southern and CSX are under a cloud right now because they haven't been able to move high volumes of traffic efficiently. But we think they'll get these problems straightened out soon. As for energy companies, the warm winter and the Asian slowdown have created a temporary oversupply, and many such oil service companies like Baker Hughes, Halliburton and Schlumberger should enjoy good gains when prices return to a more normal, sustainable range.
      Areas that we're avoiding are basic industries, capital goods and consumer durables such as autos and housing. They appear to be attractively priced, but in today's low inflation environment, they don't appear to have the ability to make price increases stick. So it's unlikely they'll be able to substantially increase earnings.

Q     ANY IDEAS THAT DIDN'T WORK OUT?

A     Our timing on technology was a little early, but broadly speaking, there were only two areas that significantly hampered our performance. One was semiconductors like Intel and National Semiconductor. These companies have had trouble transitioning their inventory, and they have been forced to cut prices, which reduced profits. But we think many of these companies should bounce back in the last half of this year. Second was an underweight in telecommunication, which impeded our performance versus our benchmark index because regional "Bells" did well.

Q     WHAT'S YOUR OUTLOOK FOR THE REMAINDER OF 1998?

A     We expect the stock market to move moderately higher, spurred by investor liquidity -- there is a massive amount of money coming into the market right now, and it has to be invested. But that said, there will likely be a lot of internal volatility, with strong rotation between sectors. Energy out of favor then in, pharmaceuticals in then out, for example.
      In this environment, stock selection will be important. Even within groups, you have to be careful because the market will not look favorably on companies that fall short of earnings expectations. However, such instances just give patient GARP investors like us more options should investor overreaction push down the prices of good companies.
      Overall, it's still a great environment for stocks. Inflation is under control, the Federal Reserve is keeping interest rates steady, and corporate profits remain strong although not as robust as the last several years. The difficulties in Asia continue to overhang the market, but if you're a long-term investor, it's tough to argue against the positive fundamentals of the vibrant, competitive global economy.

SHAREHOLDERS' MEETING

SPECIAL SHAREHOLDERS' MEETING

On December 3, 1997, a special shareholders' meeting was held and adjourned as necessary. Kemper Growth Fund shareholders were asked to vote on five separate issues: election of the nine members to the Board of Trustees, ratification of Ernst & Young LLP as independent auditors, approval of new investment management agreement with Scudder Kemper Investments, Inc., approval of changes in the fund's fundamental investment policies to permit a master/feeder fund structure and approval of a new rule 12b-1 distribution plan with Zurich Kemper Distributors, Inc. for Class B shares and Class C shares. The following are the results for each issue:

1) Election of Trustees

                           For           Withheld
   David W. Belin          94,603,630    2,183,477
   Lewis A. Burnham        94,702,292    2,084,814
   Donald L. Dunaway       94,707,233    2,079,873
   Robert B. Hoffman       94,721,273    2,065,833
   Donald R. Jones         94,686,941    2,100,165
   Shirley D. Peterson     94,609,340    2,177,766
   Daniel Pierce           94,629,339    2,157,768
   William P. Sommers      94,722,406    2,064,701
   Edmond D. Villani       94,626,198    2,160,908

2) Ratification of the selection of Ernst & Young LLP as independent auditors for the current fiscal year.

                        For         Against     Abstain
                        93,547,792  1,027,181   2,212,134

3) Approval of new investment management agreement with Scudder Kemper Investments, Inc.

                                                            Broker
                        For         Against     Abstain     Non-Votes
                        88,592,782  2,082,545   3,220,579   2,891,200

4) Approval of changes in the fund's fundamental investment policies to permit a master/feeder fund structure.

                        For         Against     Abstain
                        83,426,072  4,263,519   6,338,391

5) To approve a new rule 12b-1 distribution plan with Zurich Kemper Distributors, Inc.

                                                            Broker
                          For         Against   Abstain     Non-Votes
   Class B                28,299,714  832,309   2,178,848    169,857
   Class C                585,940     12,117    23,514       0

INDUSTRY SECTORS

A SIX-MONTH COMPARISON

Data show the percentage of the common stocks in the portfolio that each sector represented on March 31, 1998, and on September 30, 1997.

                          [EQUITY PORTION BAR GRAPH]

                              KEMPER GROWTH FUND          KEMPER GROWTH FUND
                                  ON 3/31/98                   ON 9/30/97
TECHNOLOGY                          27.3%                        28.9%

HEALTH CARE                         20.2%                        21.9%

FINANCE                             18.0%                        18.8%

CONSUMER NON-DURABLES               14.0%                        15.8%

ENERGY                              10.8%                         2.3%

UTILITIES/TELECOMMUNICATIONS         4.7%                         1.1%

TRANSPORATIONS                       2.9%                         2.2%

CAPITAL GOODS                        2.1%                         8.2%

BASIC INDUSTRIES                     -                            0.7%

CONSUMER DURABLES                    -                            0.1%


A COMPARISON WITH THE RUSSELL 1000 GROWTH INDEX*

Data show the percentage of the common stocks in the portfolio that each sector of the Kemper Growth Fund represented on March 31, 1998, compared to the industry sectors that make up the fund's benchmark, the Russell 1000 Growth Index.

                        [RUSSELL COMPARISON BAR GRAPH]

                             KEMPER GROWTH FUND        RUSSELL 1000 GROWTH INDEX
                                 ON 3/31/98                 ON 9/30/97
TECHNOLOGY                       27.3%                         23.5%

HEALTH CARE                      20.2%                         20.8%

FINANCE                          18.0%                          7.2%

CONSUMER NON-DURABLES            14.0%                         31.5%

ENERGY                           10.8%                          2.4%

UTILITIES/TELECOMMUNICATIONS      4.7%                          5.9%

TRANSPORATIONS                    2.9%                          0.3%

CAPITAL GOODS                     2.1%                          0.8%

CONSUMER DURABLES                   -                           7.6%

* The Russell 1000 Growth Index is an unmanaged index comprised of common stocks of larger U.S. companies with greater than average growth orientation and represents the universe of stocks from which "earnings/growth" money managers typically select.

LARGEST HOLDINGS

THE FUND'S 10 LARGEST HOLDINGS*

Representing 25.0 percent of the fund's total net assets on March 31, 1998


--------------------------------------------------------------------------------------------------------
            HOLDINGS                                                                            PERCENT
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------

1.          UNITED HEALTHCARE             Provides health care management services to health        3.3%
                                          maintenance organizations, preferred provider
                                          organizations and other health care providers.
--------------------------------------------------------------------------------------------------------

2.          CADENCE DESIGN SYSTEMS        Develops, markets and supports computer aided design      3.0%
                                          software products and services that automate, enhance
                                          and accelerate the design and verification of
                                          integrated circuits and other related products.
--------------------------------------------------------------------------------------------------------

3.          NATIONSBANK                   Provides consumer banking services, plus corporate        2.8%
                                          finance and investment services.
--------------------------------------------------------------------------------------------------------

4.          SCHLUMBERGER                  A worldwide leader in oilfield services, measurement      2.7%
                                          systems, and information technology with operations in
                                          over 100 countries.
--------------------------------------------------------------------------------------------------------

5.          AMGEN                         A global biotechnology company that discovers,            2.4%
                                          develops, manufactures and markets human therapeutics
                                          based on advanced cellular and molecular biology.
--------------------------------------------------------------------------------------------------------

6.          FEDERATED DEPARTMENT          As one of the nation's leading department store           2.3%
            STORES                        retailers, Federated operates over 350 department
                                          stores and operates over 100 specialty and clearance
                                          stores in 35 states. Federated's stores operate under
                                          the names Bloomingdale's, The Bon Marche, Burdine's,
                                          Goldsmith's, Lazarus, Macy's, Rich's and Stern's.
--------------------------------------------------------------------------------------------------------

7.          BAKER HUGHES                  A leading provider of products and services for the       2.2%
                                          oil, gas and process industries.
--------------------------------------------------------------------------------------------------------

8.          AMERICAN HOME PRODUCTS        Manufactures and markets health care products,            2.1%
                                          including pharmaceuticals, consumer health care
                                          products and medical supplies.
--------------------------------------------------------------------------------------------------------

9.          CISCO SYSTEMS                 Largest, most comprehensive supplier of routing           2.1%
                                          software and related systems that direct the flow of
                                          data between local area networks. A play on the
                                          explosive growth of the Internet.
--------------------------------------------------------------------------------------------------------

10.         WARNER-LAMBERT                Engaged in development, manufacturing and selling of      2.1%
                                          health care and consumer products.
--------------------------------------------------------------------------------------------------------

* PORTFOLIO COMPOSITION AND HOLDINGS ARE SUBJECT TO CHANGE.

PORTFOLIO OF INVESTMENTS

KEMPER GROWTH FUND

PORTFOLIO OF INVESTMENTS AT MARCH 31, 1998 (UNAUDITED)
(DOLLARS IN THOUSANDS)


------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS                                                                            NUMBER OF SHARES       VALUE
------------------------------------------------------------------------------------------------------------------------
CAPITAL GOODS--2.1%                       Goodyear Tire & Rubber Co.                           421,500        $   31,929
                                          United Technologies                                  327,800            30,260
                                          ------------------------------------------------------------------------------
                                                                                                                  62,189
------------------------------------------------------------------------------------------------------------------------
COMPUTER SYSTEMS                       (a)Cadence Design Systems                             2,616,800            90,607
AND SOFTWARE--15.5%                       Compaq Computer Corp.                                623,900            16,143
                                          Computer Associates International                    433,300            25,023
                                       (a)Gartner Group, "A"                                 1,484,200            55,472
                                          Hewlett-Packard Co.                                  655,000            41,511
                                       (a)Novellus Systems                                     218,800             9,463
                                       (a)Parametric Technology Corp.                        1,716,800            57,191
                                       (a)PeopleSoft, Inc.                                     619,000            32,614
                                       (a)Seagate Technology                                 1,331,900            33,630
                                       (a)Solectron Corp.                                      435,400            18,396
                                       (a)Sterling Commerce, Inc.                              764,700            35,463
                                       (a)Sun Microsystems                                     915,300            38,185
                                       (a)Xilinx, Inc.                                         400,000            14,975
                                          ------------------------------------------------------------------------------
                                                                                                                 468,673
------------------------------------------------------------------------------------------------------------------------
CONSUMER CYCLICALS--8.4%               (a)AutoZone, Inc.                                     1,265,000            42,852
                                       (a)Consolidated Stores Corp.                            400,000            17,175
                                          Dayton Hudson Corp.                                   77,200             6,794
                                       (a)Federated Department Stores                        1,360,700            70,501
                                          Hilton Hotels Corp.                                1,200,000            38,250
                                          Interpublic Group of Companies                       191,700            11,909
                                          May Department Stores Co.                            708,100            44,964
                                       (a)Mirage Resorts, Inc.                                 445,900            10,841
                                       (a)Proffitt's, Inc.                                     276,800            10,034
                                          ------------------------------------------------------------------------------
                                                                                                                 253,320
------------------------------------------------------------------------------------------------------------------------
CONSUMER STAPLES--5.2%                    Avon Products                                        314,200            24,508
                                          Coca Cola Co.                                        250,000            19,359
                                          Gillette Co.                                         205,100            24,343
                                          International Flavors & Fragrances                   581,600            27,408
                                          Kimberly-Clark Corp.                                 500,000            25,062
                                          Wm. Wrigley Jr. Co.                                  435,000            35,561
                                          ------------------------------------------------------------------------------
                                                                                                                 156,241
------------------------------------------------------------------------------------------------------------------------
ENERGY--10.4%                          (a)BJ Services Co.                                    1,337,800            48,746
                                          Baker Hughes, Inc.                                 1,649,900            66,408
                                          Diamond Offshore Drilling, Inc.                      735,000            33,351
                                          Halliburton Co.                                      704,900            35,377
                                          Schlumberger, Ltd.                                 1,077,600            81,628
                                          Texaco                                                22,500             1,356
                                          Transocean Offshore, Inc.                            921,600            47,405
                                          ------------------------------------------------------------------------------
                                                                                                                 314,271

PORTFOLIO OF INVESTMENTS
(DOLLARS IN THOUSANDS)

------------------------------------------------------------------------------------------------------------------------
                                                                                         NUMBER OF SHARES       VALUE
------------------------------------------------------------------------------------------------------------------------
FINANCE--17.4%                            American Express Co.                                 374,000        $   34,338
                                          Banc One Corp.                                       817,899            51,732
                                          BankAmerica Corp.                                    155,500            12,848
                                          CIGNA Corp.                                          250,000            51,250
                                          Chase Manhattan Corp.                                 50,000             6,744
                                          Citicorp                                             107,000            15,194
                                          Hartford Financial Services                          554,300            60,142
                                          Household International                              316,900            43,653
                                          MGIC Investment Corp.                                 66,700             4,381
                                          Merrill Lynch & Co.                                  284,300            23,597
                                          Morgan Stanley, Dean Witter Discover & Co.           596,700            43,485
                                          NationsBank                                        1,136,400            82,886
                                          PNC Bank, N.A.                                       517,100            30,994
                                          Travelers Group                                      688,700            41,322
                                          Washington Mutual, Inc.                              300,000            21,516
                                          ------------------------------------------------------------------------------
                                                                                                                 524,082
------------------------------------------------------------------------------------------------------------------------
HEALTH CARE--19.5%                        American Home Products Corp.                         675,400            64,416
                                          Amgen, Inc.                                        1,190,000            72,441
                                          Baxter International                                 638,500            35,197
                                          Bristol-Myers Squibb Co.                             213,700            22,292
                                          Eli Lilly & Co.                                      908,600            54,175
                                          Guidant Corp.                                        308,900            22,666
                                       (a)HEALTHSOUTH Corp.                                    281,700             7,905
                                          Medtronic, Inc.                                      873,600            45,318
                                          Perkin-Elmer Corp.                                   555,600            40,177
                                          Schering-Plough Corp.                                200,000            16,337
                                          SmithKline Beecham Group PLC, ADR                    759,400            47,510
                                          United Healthcare Corp.                            1,519,800            98,407
                                          Warner-Lambert Co.                                   365,300            62,215
                                          ------------------------------------------------------------------------------
                                                                                                                 589,056
------------------------------------------------------------------------------------------------------------------------
SEMICONDUCTORS AND                        AMP, Inc.                                            813,400            35,637
NETWORKING--10.9%                      (a)Analog Devices                                     1,060,000            35,245
                                       (a)Applied Materials, Inc.                              394,600            13,934
                                       (a)Bay Networks                                         300,000             8,137
                                       (a)Cisco Systems                                        911,150            62,300
                                          Intel Corp.                                          777,900            60,725
                                       (a)Lam Research Corp.                                   400,000            11,250
                                          Linear Technology Corp.                              406,600            28,055
                                       (a)Microchip Technology                                 903,300            18,969
                                       (a)National Semiconductor Corp.                         634,300            13,281
                                       (a)Teradyne                                           1,018,900            40,820
                                          ------------------------------------------------------------------------------
                                                                                                                 328,353
------------------------------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS--4.5%               (a)Ascend Communications, Inc.                          435,800            16,506
                                          CBS, Inc.                                            943,300            32,013
                                       (a)Chancellor Media Corp.                               349,900            16,052
                                          Nokia Corp., ADR                                     138,000            14,895
                                       (a)Tellabs, Inc.                                        236,500            15,875
                                       (a)WorldCom, Inc.                                       960,900            41,379
                                          ------------------------------------------------------------------------------
                                                                                                                 136,720

PORTFOLIO OF INVESTMENTS
(DOLLARS IN THOUSANDS)

------------------------------------------------------------------------------------------------------------------------
                                                                                         NUMBER OF SHARES          VALUE
------------------------------------------------------------------------------------------------------------------------
TRANSPORTATION--2.8%                      CSX Corp.                                            504,700        $   30,030
                                       (a)Federal Express Corp.                                133,400             9,488
                                          Norfolk Southern Corp.                               765,000            28,592
                                       (a)Wisconsin Central Transportation Corp.               550,000            15,486
                                          ------------------------------------------------------------------------------
                                                                                                                  83,596
                                          ------------------------------------------------------------------------------
                                          TOTAL COMMON STOCKS--96.7%
                                          (Cost: $2,385,838)                                                   2,916,501
                                          ------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
                                                                                         PRINCIPAL AMOUNT         VALUE
------------------------------------------------------------------------------------------------------------------------
MONEY MARKET                              Yield--5.55% to 6.00%
INSTRUMENTS--3.2%                         Due--April 1998
                                          (Cost: $97,182)                                    $  97,300            97,182
                                          ------------------------------------------------------------------------------
                                          TOTAL INVESTMENTS--99.9%
                                          (Cost: $2,483,020)                                                   3,013,683
                                          ------------------------------------------------------------------------------
                                          OTHER ASSETS, LESS LIABILITIES--.1%                                      2,725
                                          ------------------------------------------------------------------------------
                                          NET ASSETS--100%                                                    $3,016,408
                                          ------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NOTES TO PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------

(a) Non-income producing security

Based on the cost of investments of $2,483,020,000 for federal income tax purposes at March 31, 1998, the gross unrealized appreciation was $560,916,000, the gross unrealized depreciation was $30,253,000 and the net unrealized appreciation on investments was $530,663,000.

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

MARCH 31, 1998 (UNAUDITED)
(IN THOUSANDS)

--------------------------------------------------------------------------
 ASSETS
--------------------------------------------------------------------------
Investments, at value
(Cost: $2,483,020)                                              $3,013,683
--------------------------------------------------------------------------
Receivable for:
  Investments sold                                                  14,785
--------------------------------------------------------------------------
  Dividends                                                          2,200
--------------------------------------------------------------------------
  Fund shares sold                                                     354
--------------------------------------------------------------------------
    TOTAL ASSETS                                                 3,031,022
--------------------------------------------------------------------------

--------------------------------------------------------------------------
 LIABILITIES AND NET ASSETS
--------------------------------------------------------------------------

Cash overdraft                                                         193
--------------------------------------------------------------------------
Payable for:
  Investments purchased                                              9,317
--------------------------------------------------------------------------
  Fund shares redeemed                                               1,476
--------------------------------------------------------------------------
  Management fee                                                     1,333
--------------------------------------------------------------------------
  Distribution services fee                                            547
--------------------------------------------------------------------------
  Administrative services fee                                          586
--------------------------------------------------------------------------
  Custodian and transfer agent fees and related expenses             1,012
--------------------------------------------------------------------------
  Trustees' fees and other                                             150
--------------------------------------------------------------------------
    Total liabilities                                               14,614
--------------------------------------------------------------------------
NET ASSETS                                                      $3,016,408
--------------------------------------------------------------------------

--------------------------------------------------------------------------
 ANALYSIS OF NET ASSETS
--------------------------------------------------------------------------

Paid-in capital                                                 $2,336,182
--------------------------------------------------------------------------
Undistributed net realized gain on investments                     135,774
--------------------------------------------------------------------------
Net unrealized appreciation on investments                         530,663
--------------------------------------------------------------------------
Undistributed net investment income                                 13,789
--------------------------------------------------------------------------
NET ASSETS APPLICABLE TO SHARES OUTSTANDING                     $3,016,408
--------------------------------------------------------------------------

--------------------------------------------------------------------------
 THE PRICING OF SHARES
--------------------------------------------------------------------------

CLASS A SHARES
  Net asset value and redemption price per share
  ($2,113,107 / 139,091 shares outstanding)                         $15.19
--------------------------------------------------------------------------
  Maximum offering price per share
  (net asset value, plus 6.10% of
  net asset value or 5.75% of offering price)                       $16.12
--------------------------------------------------------------------------
CLASS B SHARES
  Net asset value and redemption price
  (subject to contingent deferred sales charge) per share
  ($855,385 / 59,498 shares outstanding)                            $14.38
--------------------------------------------------------------------------
CLASS C SHARES
  Net asset value and redemption price
  (subject to contingent deferred sales charge) per share
  ($21,003 / 1,449 shares outstanding)                              $14.49
--------------------------------------------------------------------------
CLASS I SHARES
  Net asset value and redemption price per share
  ($26,913 / 1,752 shares outstanding)                              $15.36
--------------------------------------------------------------------------

See accompanying Notes to Financial Statements.

FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS

SIX MONTHS ENDED MARCH 31, 1998 (UNAUDITED)
(IN THOUSANDS)

------------------------------------------------------------------------
 INVESTMENT INCOME
------------------------------------------------------------------------
  Dividends                                                     $ 13,569
------------------------------------------------------------------------
  Interest                                                         1,227
------------------------------------------------------------------------
    Total investment income                                       14,796
------------------------------------------------------------------------
Expenses:
  Management fee                                                   7,469
------------------------------------------------------------------------
  Distribution services fee                                        3,183
------------------------------------------------------------------------
  Administrative services fee                                      3,174
------------------------------------------------------------------------
  Custodian and transfer agent fees and related expenses           4,678
------------------------------------------------------------------------
  Reports to shareholders                                            419
------------------------------------------------------------------------
  Professional fees                                                   34
------------------------------------------------------------------------
  Trustees' fees and other                                            69
------------------------------------------------------------------------
    Total expenses                                                19,026
------------------------------------------------------------------------
NET INVESTMENT LOSS                                               (4,230)
------------------------------------------------------------------------

------------------------------------------------------------------------
 NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS
------------------------------------------------------------------------

  Net realized gain on sales of investments                      184,719
------------------------------------------------------------------------
  Change in net unrealized appreciation on investments           194,849
------------------------------------------------------------------------
Net gain on investments                                          379,568
------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS            $375,338
------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

(IN THOUSANDS)

                                                                SIX MONTHS
                                                                   ENDED
                                                                 MARCH 31,              YEAR ENDED
                                                                   1998                SEPTEMBER 30,
                                                                (UNAUDITED)                1997
----------------------------------------------------------------------------------------------------
 OPERATIONS, DIVIDENDS AND CAPITAL SHARE ACTIVITY
----------------------------------------------------------------------------------------------------
  Net investment loss                                           $   (4,230)                 (7,426)
----------------------------------------------------------------------------------------------------
  Net realized gain                                                184,719                 404,960
----------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation                            194,849                  88,101
----------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations               375,338                 485,635
----------------------------------------------------------------------------------------------------
Net equalization credits (charges)                                  (2,531)                  2,732
----------------------------------------------------------------------------------------------------
Distribution from net realized gain                               (376,132)               (690,123)
----------------------------------------------------------------------------------------------------
Net increase from capital share transactions                       192,168                 291,018
----------------------------------------------------------------------------------------------------
TOTAL INCREASE IN NET ASSETS                                       188,843                  89,262
----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
 NET ASSETS
----------------------------------------------------------------------------------------------------

Beginning of period                                              2,827,565               2,738,303
----------------------------------------------------------------------------------------------------
END OF PERIOD (including undistributed net investment
income of $13,789 and $20,550, respectively)                    $3,016,408               2,827,565
----------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

1    DESCRIPTION OF THE
     FUND Kemper Growth Fund is an open-end management investment company organized as a business trust under the laws of Massachusetts. The Fund currently offers four classes of shares. Class A shares are sold to investors subject to an initial sales charge. Class B shares are sold without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are sold without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Class I shares are sold to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes. Differences in class expenses will result in the payment of different per share income dividends by class. All shares of the Fund have equal rights with respect to voting, dividends and assets, subject to class specific preferences.

--------------------------------------------------------------------------------

2    SIGNIFICANT
     ACCOUNTING POLICIES     INVESTMENT VALUATION. Investments are stated at
                             value. Portfolio securities that are traded on a domestic securities exchange or securities listed on the NASDAQ National Market are valued at the last sale price on the exchange or market where primarily traded or listed or, if there is no recent sale, at the last current bid quotation.
                             Portfolio securities that are primarily traded on foreign securities exchanges are generally valued at the preceding closing values of such securities on their respective exchanges where primarily traded. Securities not so traded or listed are valued at the last current bid quotation if market quotations are available. Fixed income securities are valued by using market quotations, or independent pricing services that use prices provided by market makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Equity options are valued at the last sale price unless the bid price is higher or the asked price is lower, in which event such bid or asked price is used. Financial futures and options thereon are valued at the settlement price established each day by the board of trade or exchange on which they are traded. Forward foreign currency contracts are valued at the forward rates prevailing on the day of valuation. Other securities and assets are valued at fair value as determined in good faith by the Board of Trustees.

                             INVESTMENT TRANSACTIONS AND INVESTMENT INCOME. Investment transactions are accounted for on the trade date (date the order to buy or sell is executed). Dividend income is recorded on the ex-dividend date, and interest income is recorded on the accrual basis and includes discount amortization on money market instruments. Realized gains and losses from investment transactions are reported on an identified cost basis.

                             FUND SHARE VALUATION. Fund shares are sold and redeemed on a continuous basis at net asset value (plus an initial sales charge on most sales of Class A shares). Proceeds payable on redemption of Class B and Class C shares will be reduced by the amount of any applicable contingent deferred sales charge. On each day the New York Stock Exchange is open for trading, the net asset value per share is determined as of the earlier of 3:00 p.m. Chicago time or the close of the Exchange. The net asset value per share is determined separately for each class

NOTES TO FINANCIAL STATEMENTS

                             by dividing the Fund's net assets attributable to that class by the number of shares of the class outstanding.

                             FEDERAL INCOME TAXES. The Fund has complied with the special provisions of the Internal Revenue Code available to investment companies for the six months ended March 31, 1998.

                             DIVIDENDS TO SHAREHOLDERS. The Fund declares and pays dividends of net investment income and net realized capital gains annually, which are recorded on the ex-dividend date. Dividends are determined in accordance with income tax principles which may treat certain transactions differently from generally accepted accounting principles.

                             EQUALIZATION ACCOUNTING. A portion of proceeds from sales and cost of redemptions of Fund shares is credited or charged to undistributed net investment income so that income per share available for distribution is not affected by sales or redemptions of shares.

--------------------------------------------------------------------------------

3    TRANSACTIONS WITH
     AFFILIATES              INVESTMENT MANAGER COMBINATION. Effective December
                             31, 1997, Zurich Insurance Company, the parent of
                             Zurich Kemper Investments, Inc. (ZKI), acquired a majority interest in Scudder, Stevens & Clark, Inc.
                             (Scudder), another major investment manager. As a result of this transaction, the operations of ZKI were combined with Scudder to form a new global investment organization named Scudder Kemper
                             Investments, Inc. (Scudder Kemper). The transaction resulted in the termination of the Fund's investment management agreement with ZKI, however, a new investment management agreement between the Fund and Scudder Kemper was approved by the Fund's
                             Board of Trustees and by the Fund's shareholders.
                             The new management agreement, which was effective
                             December 31, 1997, is the same in all material respects as the previous management agreement, except that Scudder Kemper is the new investment adviser to the Fund. In addition, the names of the Fund's principal underwriter and shareholder service agent were changed to Kemper Distributors, Inc. (KDI) and Kemper Service Company (KSvC), respectively.

                             MANAGEMENT AGREEMENT. The Fund has a management agreement with Scudder Kemper and pays a management fee at an annual rate of .58% of the first $250 million of average daily net assets declining to .42% of average daily net assets in excess of $12.5 billion. The Fund incurred a management fee of $7,469,000 for the six months ended March 31, 1998.

NOTES TO FINANCIAL STATEMENTS

                             UNDERWRITING AND DISTRIBUTION SERVICES AGREEMENT. The Fund has an underwriting and distribution services agreement with KDI. Underwriting commissions paid in connection with the distribution of Class A shares are as follows:

                                                                                           COMMISSIONS
                                                                       COMMISSIONS        ALLOWED BY KDI
                                                                     RETAINED BY KDI         TO FIRMS
                                                                     ---------------      --------------
                              Six months ended
                              March 31, 1998                            $156,000             711,000

                             For services under the distribution services agreement, the Fund pays KDI a fee of .75% of average daily net assets of Class B and Class C shares. Pursuant to the agreement, KDI enters into related selling group agreements with various firms at various rates for sales of Class B and Class C shares. In addition, KDI receives any contingent deferred sales charges (CDSC) from redemptions of Class B and Class C shares. Distribution fees, CDSC and commissions related to Class B and Class C shares are as follows:

                                                                             DISTRIBUTION FEES      COMMISSIONS AND
                                                                                 AND CDSC        DISTRIBUTION FEES PAID
                                                                              RECEIVED BY KDI       BY KDI TO FIRMS
                                                                             -----------------   ----------------------
                                         Six months ended
                                         March 31, 1998                         $3,796,000             1,387,000

                             ADMINISTRATIVE SERVICES AGREEMENT. The Fund has an administrative services agreement with KDI. For providing information and administrative services to shareholders, the Fund pays KDI a fee at an annual rate of up to .25% of average daily net assets of each class. KDI in turn has various agreements with financial services firms that provide these services and pays these firms based on assets of Fund accounts the firms service. Administrative services fees (ASF) paid are as follows:

                                                                                     ASF PAID BY KDI
                                                               ASF PAID BY     ----------------------------
                                                             THE FUND TO KDI   TO ALL FIRMS   TO AFFILIATES
                                                             ---------------   ------------   -------------
                              Six months ended
                              March 31, 1998                   $3,174,000       3,144,000        21,000

                             SHAREHOLDER SERVICES AGREEMENT. Pursuant to a services agreement with the Fund's transfer agent, KSvC is the shareholder service agent of the Fund. Under the agreement, KSvC received shareholder services fees of $3,697,000 for the six months ended March 31, 1998.

                             OFFICERS AND TRUSTEES. Certain officers or trustees of the Fund are also officers or directors of Scudder Kemper. During the six months ended March 31, 1998, the Fund made no payments to its officers and incurred trustees' fees of $21,000 to independent trustees.

--------------------------------------------------------------------------------

4    INVESTMENT
     TRANSACTIONS            For the six months ended March 31, 1998, investment
                             transactions (excluding short-term instruments) are as follows (in thousands):

                             Purchases                                $1,716,237

                             Proceeds from sales                       1,939,331

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

5    CAPITAL SHARE
     TRANSACTIONS          The following table summarizes the activity in
                           capital shares of the Fund (in thousands):

                                                                 SIX MONTHS ENDED                     YEAR ENDED
                                                                  MARCH 31, 1998                  SEPTEMBER 30, 1997
                                                              -----------------------           -----------------------
                                                              SHARES         AMOUNT             SHARES         AMOUNT
                                       --------------------------------------------------------------------------------
                                        SHARES SOLD
                                       --------------------------------------------------------------------------------
                                        Class A                13,757       $ 198,528            14,894       $ 201,899
                                       --------------------------------------------------------------------------------
                                        Class B                 5,554          78,156            11,567         165,154
                                       --------------------------------------------------------------------------------
                                        Class C                   642           9,108               644           9,070
                                       --------------------------------------------------------------------------------
                                        Class I                   221           2,900               520           7,229
                                       --------------------------------------------------------------------------------
                                       --------------------------------------------------------------------------------
                                        SHARES ISSUED IN REINVESTMENT OF DIVIDENDS
                                       --------------------------------------------------------------------------------
                                        Class A                18,558         235,870            33,248         432,249
                                       --------------------------------------------------------------------------------
                                        Class B                 9,480         114,331            17,442         219,275
                                       --------------------------------------------------------------------------------
                                        Class C                   202           2,457               258           3,261
                                       --------------------------------------------------------------------------------
                                        Class I                   264           3,387               634           8,270
                                       --------------------------------------------------------------------------------
                                       --------------------------------------------------------------------------------
                                        SHARES REDEEMED
                                       --------------------------------------------------------------------------------
                                        Class A               (22,248)       (317,412)          (34,418)       (481,224)
                                       --------------------------------------------------------------------------------
                                        Class B                (8,471)       (119,962)          (17,846)       (248,421)
                                       --------------------------------------------------------------------------------
                                        Class C                  (611)         (8,761)             (360)         (5,003)
                                       --------------------------------------------------------------------------------
                                        Class I                  (480)         (6,434)           (1,472)        (20,741)
                                       --------------------------------------------------------------------------------
                                       --------------------------------------------------------------------------------
                                        CONVERSION OF SHARES
                                       --------------------------------------------------------------------------------
                                        Class A                 5,714          82,081             4,026          56,318
                                       --------------------------------------------------------------------------------
                                        Class B                (6,011)        (82,081)           (4,178)        (56,318)
                                       --------------------------------------------------------------------------------
                                        NET INCREASE
                                        FROM CAPITAL SHARE
                                        TRANSACTIONS                        $ 192,168                         $ 291,018
                                       --------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

                                                    ----------------------------------------------
                                                                       CLASS A
                                                    ----------------------------------------------
                                                    SIX MONTHS
                                                      ENDED        YEAR ENDED SEPTEMBER 30,
                                                    MARCH 31,    ---------------------------------
                                                       1998      1997    1996    1995    1994
--------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------
 PER SHARE OPERATING PERFORMANCE
--------------------------------------------------------------------------------------------------
Net asset value, beginning of period                  $15.47     17.21   16.07   12.93   15.33
--------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                   --        --     .12     .05     .01
--------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)               1.81      2.61    2.74    3.27   (1.41)
--------------------------------------------------------------------------------------------------
Total from investment operations                        1.81      2.61    2.86    3.32   (1.40)
--------------------------------------------------------------------------------------------------
Less dividends:
  Distribution from net investment income                 --        --     .04      --      --
--------------------------------------------------------------------------------------------------
  Distribution from net realized gain                   2.09      4.35    1.68     .18    1.00
--------------------------------------------------------------------------------------------------
Total dividends                                         2.09      4.35    1.72     .18    1.00
--------------------------------------------------------------------------------------------------
Net asset value, end of period                        $15.19     15.47   17.21   16.07   12.93
--------------------------------------------------------------------------------------------------
TOTAL RETURN (NOT ANNUALIZED)                          14.34%    19.97   19.62   26.07   (9.39)
--------------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
--------------------------------------------------------------------------------------------------
Expenses                                                1.05%     1.06    1.07    1.17    1.09
--------------------------------------------------------------------------------------------------
Net investment income                                    .02%      .07     .65     .43     .24
--------------------------------------------------------------------------------------------------

                                                    -----------------------------------------------------
                                                                           CLASS B
                                                    -----------------------------------------------------
                                                    SIX MONTHS                               MAY 31
                                                      ENDED      YEAR ENDED SEPTEMBER 30,      TO
                                                    MARCH 31,    ------------------------   SEPT. 30,
                                                       1998       1997     1996     1995      1994
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
 PER SHARE OPERATING PERFORMANCE
---------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                  $14.83      16.82    15.85    12.88     13.10
---------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment loss                                   (.07)      (.16)    (.09)    (.08)     (.03)
---------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)               1.71       2.52     2.74     3.23      (.19)
---------------------------------------------------------------------------------------------------------
Total from investment operations                        1.64       2.36     2.65     3.15      (.22)
---------------------------------------------------------------------------------------------------------
Less distribution from net realized gain                2.09       4.35     1.68      .18        --
---------------------------------------------------------------------------------------------------------
Net asset value, end of period                        $14.38      14.83    16.82    15.85     12.88
---------------------------------------------------------------------------------------------------------
TOTAL RETURN (NOT ANNUALIZED)                          13.77%     18.68    18.47    24.83     (1.68)
---------------------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
---------------------------------------------------------------------------------------------------------
Expenses                                                2.11%      2.13     2.05     2.17      2.11
---------------------------------------------------------------------------------------------------------
Net investment loss                                    (1.04)%    (1.00)    (.33)    (.57)     (.76)
---------------------------------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

[CAPTION]

                                                    ----------------------------------------------
                                                                       CLASS C
                                                    ----------------------------------------------
                                                    SIX MONTHS   YEAR ENDED SEPTEMBER     MAY 31
                                                      ENDED               30,               TO
                                                    MARCH 31,    ---------------------   SEPT. 30,
                                                       1998      1997    1996    1995      1994
--------------------------------------------------------------------------------------------------
 PER SHARE OPERATING PERFORMANCE
--------------------------------------------------------------------------------------------------
Net asset value, beginning of period                  $14.91     16.87   15.87   12.88     13.09
--------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment loss                                   (.06)     (.13)   (.06)   (.07)     (.02)
--------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)               1.73      2.52    2.74    3.24      (.19)
--------------------------------------------------------------------------------------------------
Total from investment operations                        1.67      2.39    2.68    3.17      (.21)
--------------------------------------------------------------------------------------------------
Less distribution from net realized gain                2.09      4.35    1.68     .18        --
--------------------------------------------------------------------------------------------------
Net asset value, end of period                        $14.49     14.91   16.87   15.87     12.88
--------------------------------------------------------------------------------------------------
TOTAL RETURN (NOT ANNUALIZED)                          13.91%    18.87   18.65   24.99     (1.60)
--------------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
--------------------------------------------------------------------------------------------------
Expenses                                                2.00%     1.99    1.95    2.03      2.09
--------------------------------------------------------------------------------------------------
Net investment loss                                     (.93)%    (.86)   (.23)   (.43)     (.67)
--------------------------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

                                                    --------------------------------------
                                                                   CLASS I
                                                    --------------------------------------
                                                    SIX MONTHS    YEAR ENDED      JULY 3
                                                      ENDED      SEPTEMBER 30,      TO
                                                    MARCH 31,    -------------   SEPT. 30,
                                                       1998      1997    1996      1995
------------------------------------------------------------------------------------------
 PER SHARE OPERATING PERFORMANCE
------------------------------------------------------------------------------------------
Net asset value, beginning of period                  $15.60     17.26   16.09     14.80
------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                  .03       .08     .19       .03
------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)               1.82      2.61    2.74      1.26
------------------------------------------------------------------------------------------
Total from investment operations                        1.85      2.69    2.93      1.29
------------------------------------------------------------------------------------------
Less dividends:
  Distribution from net investment income                 --        --     .08        --
------------------------------------------------------------------------------------------
  Distribution from net realized gain                   2.09      4.35    1.68        --
------------------------------------------------------------------------------------------
Total dividends                                         2.09      4.35    1.76        --
------------------------------------------------------------------------------------------
Net asset value, end of period                        $15.36     15.60   17.26     16.09
------------------------------------------------------------------------------------------
TOTAL RETURN (NOT ANNUALIZED)                          14.49%    20.51   20.19      8.72
------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
------------------------------------------------------------------------------------------
Expenses                                                 .68%      .70     .64       .59
------------------------------------------------------------------------------------------
Net investment income                                    .39%      .43    1.08       .92
------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------
 SUPPLEMENTAL DATA FOR ALL CLASSES
------------------------------------------------------------------------------------------

                                                    SIX MONTHS
                                                      ENDED                   YEAR ENDED SEPTEMBER 30,
                                                    MARCH 31,    --------------------------------------------------
                                                       1998         1997        1996        1995        1994
-------------------------------------------------------------------------------------------------------------------
Net assets at end of year (in thousands)            $3,016,408    2,827,565   2,738,303   2,503,301   2,255,977
-------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                    125%         201         150          67         115
-------------------------------------------------------------------------------------------------------------------

Average commission rates paid per share on stock transactions for the six months ended March 31, 1998 and the years ended September 30, 1997 and 1996 were $.0580, $.0569 and $.0560, respectively.

NOTES: Total return does not reflect the effect of any sales charges. Per share data for the six months ended March 31, 1998 were determined based on average shares outstanding. Data for the period ended March 31, 1998 is unaudited.

NOTES

NOTES

TRUSTEES & OFFICERS

TRUSTEES                     OFFICERS

DANIEL PIERCE             MARK S. CASADY                  STEVEN H. REYNOLDS
Chairman and Trustee      President                       Vice President

DAVID W. BELIN            PHILIP J. COLLORA               LINDA J. WONDRACK
Trustee                   Vice President,                 Vice President
                          Secretary and Treasurer
LEWIS A. BURNHAM                                          JOHN R. HEBBLE
Trustee                   JERALD K. HARTMAN               Assistant Treasurer
                          Vice President
DONALD L. DUNAWAY                                         MAUREEN E. KANE
Trustee                   THOMAS W. LITTAUER              Assistant Secretary
                          Vice President
ROBERT B. HOFFMAN                                         CAROLINE PEARSON
Trustee                   ANN M. MCCREARY                 Assistant Secretary
                          Vice President
DONALD R. JONES                                           ELIZABETH C. WERTH
Trustee                   KATHRYN L. QUIRK                Assistant Secretary
                          Vice President
SHIRLEY D. PETERSON
Trustee

WILLIAM P. SOMMERS
Trustee

EDMOND D. VILLANI
Trustee

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